UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2022

 CHEWY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Griffin Road, Suite B-428 Dania Beach, Florida	33004
(Address of Principal Executive Offices)	(Zip Code)
(786) 320-7111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	CHWY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2022, the board of directors (the “Board”) of Chewy, Inc. (the “Company”) appointed Mr. Marco Castelli to fill the vacancy on the Board created by the previously reported resignation of Ms. Sharon L. McCollam. Mr. Castelli will serve on the Board as a Class I director, with a term expiring at the Company’s annual meeting of stockholders in 2023. The Board also approved a decrease in the size of the Board from thirteen to twelve directors.

Mr. Castelli currently serves as Partner at BC Partners. Before joining BC Partners in 2006, Mr. Castelli served as a management consultant at Bain & Company from January 2005 to August 2006. Mr. Castelli currently serves on the boards of I.M.A., Forno d’Asolo, DentalPro and Cigierre, and has been involved in investments in Shawbrook, Acuris, Cote, Migros Turk, Gruppo Coin, Cote Restaurants, and Com Hem during his service with BC Partners. Mr. Castelli holds a Master of Business Administration degree from the University of Chicago, Booth School of Business and a degree in Business Administration from Bocconi University in Italy.

Pursuant to the Investor Rights Agreement, dated June 13, 2019, among the Company and holders of its Class B common stock (which are affiliates of BC Partners), as long as such stockholders continue to hold a majority of the combined voting power of the Company’s securities entitled to vote generally in the election of directors of the Company, such stockholders will be entitled to nominate a majority of our Board.

The Company entered into an indemnification agreement with Mr. Castelli in connection with his appointment to the Board. The indemnification agreement is in substantially the same form as the indemnification agreement for the other directors of the Company that was filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on June 3, 2019. There are no other transactions with Mr. Castelli which would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

Date:	May 26, 2022	By:	/s/ Susan Helfrick
Susan Helfrick
General Counsel and Secretary